[Letterhead of Jim Scutti, P.A.]

                               September 20, 2000

Triple A Homes, Inc.
1616 Gulf to Bay Boulevard
Clearwater, Florida 34615

Re: Registration Statement on Form SB-1, Registration No. ______________________

Gentlemen:

I have participated in the preparation of the Registration Statement on Form SB-1 to be filed with the Securities and Exchange Commission ("SEC") by Triple A Homes, Inc. (the "Company") on or about September 21, 2000, including the exhibits and form of prospectus included therein (the "Registration Statement") relating to 500,000 A Warrants and 500,000 B Warrants outstanding held by 71 shareholders of the Company and shares of common stock to be issued upon the exercise of such warrants. The Registration Statement also relates to 1,000,000 shares being registered for all of the shareholders of the Company (the "Selling Security Holders").

As counsel to the Company, I have examined the company's records, certificates and other documents which I have considered to be relevant and necessary to express the opinion set forth herein. On the basis of the foregoing and of my consideration of such other legal and factual matters as I have deemed appropriate, I am of the opinion that the warrants covered by the Registration Statement have been duly and validly authorized and created and, when exercised in accordance with the terms contained therein, the shares of common stock issuable upon the exercise of such warrants will be duly and validly issued as fully paid and non-assessable shares of common stock of the Company. I am also of the opinion that the shares of common stock being registered for the Selling Security Holders have been duly and validly authorized, created and issued as fully paid and non-assessable shares of common stock of the Company.

This opinion is being delivered to you in compliance with Item 6(11) of Part II of Form SB-1 promulgated under the Securities Act of 1933. I hereby consent to the use of my name in the Registration Statement and Prospectus under the caption "Plan of Distribution" and I also consent to the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,


/s/  Jim Scutti
---------------------------

JS/ig


                          Exhibits Number 10.1 and 11